                                                                  Exhibit 24.1


                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

                  WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1933, as amended, and the Rules and Regulations thereunder, a Registration Statement on Form S-1 for Convergys Corporation; and

                  WHEREAS, the undersigned is a director of the Company;

                  NOW, THEREFORE, the undersigned hereby constitutes and appoints Charles S. Mechem, Jr., James F. Orr and William D. Baskett III, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such report on Form S-1, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 11th day of May, 1998.

                                            /s/ JOHN F. BARRETT
                                            --------------------------------
                                            John F. Barrett
                                            Director




STATE OF OHIO              )
                           ) SS:
COUNTY OF HAMILTON         )

                  On the 11th day of May, 1998, personally appeared before me John F. Barrett, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

                  Witness my hand and official seal this 11th day of May, 1998.

                                            /s/ MARY JANET EDWARDS
                                            -------------------------------
                                            Notary Public

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

                  WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1933, as amended, and the Rules and Regulations thereunder, a Registration Statement on Form S-1 for Convergys Corporation; and

                  WHEREAS, the undersigned is a director of the Company;

                  NOW, THEREFORE, the undersigned hereby constitutes and appoints Charles S. Mechem, Jr., James F. Orr and William D. Baskett III, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such report on Form S-1, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 11th day of May, 1998.

                                            /s/ JUDITH G. BOYNTON
                                            --------------------------------
                                            Judith G. Boynton
                                            Director


STATE OF OHIO              )
                           ) SS:
COUNTY OF HAMILTON         )

                  On the 11th day of May, 1998, personally appeared before me Judith G. Boynton, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

                  Witness my hand and official seal this 11th day of May, 1998.


                                            /s/ MARY JANET EDWARDS
                                            -------------------------------
                                            Notary Public

                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

                  WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1933, as amended, and the Rules and Regulations thereunder, a Registration Statement on Form S-1 for Convergys Corporation; and

                  WHEREAS, the undersigned is a director of the Company;

                  NOW, THEREFORE, the undersigned hereby constitutes and appoints Charles S. Mechem, Jr., James F. Orr and William D. Baskett III, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such report on Form S-1, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 11th day of May, 1998.

                                            /s/ ROGER L. HOWE
                                            --------------------------------
                                            Roger L. Howe
                                            Director




STATE OF OHIO              )
                           ) SS:
COUNTY OF HAMILTON         )

                  On the 11th day of May, 1998, personally appeared before me Roger L. Howe, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

                  Witness my hand and official seal this 11th day of May, 1998.

                                            /s/ MARY JANET EDWARDS
                                            -------------------------------
                                            Notary Public

                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

                  WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1933, as amended, and the Rules and Regulations thereunder, a Registration Statement on Form S-1 for Convergys Corporation; and

                  WHEREAS, the undersigned is a director of the Company;

                  NOW, THEREFORE, the undersigned hereby constitutes and appoints Charles S. Mechem, Jr., James F. Orr and William D. Baskett III, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such report on Form S-1, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 11th day of May, 1998.

                                            /s/ STEVEN C. MASON
                                            --------------------------------
                                            Steven C. Mason
                                            Director




STATE OF OHIO              )
                           ) SS:
COUNTY OF HAMILTON         )

                  On the 11th day of May, 1998, personally appeared before me Steven C. Mason, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

                  Witness my hand and official seal this 11th day of May, 1998.

                                            /s/ MARY JANET EDWARDS
                                            -------------------------------
                                            Notary Public

                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

                  WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1933, as amended, and the Rules and Regulations thereunder, a Registration Statement on Form S-1 for Convergys Corporation; and

                  WHEREAS, the undersigned is a director of the Company;

                  NOW, THEREFORE, the undersigned hereby constitutes and appoints Charles S. Mechem, Jr., James F. Orr and William D. Baskett III, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such report on Form S-1, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 11th day of May, 1998.

                                            /s/ CHARLES S. MECHEM JR.
                                            --------------------------------
                                            Charles S. Mechem Jr.
                                            Director




STATE OF OHIO              )
                           ) SS:
COUNTY OF HAMILTON         )

                  On the 11th day of May, 1998, personally appeared before me Charles S. Mechem, Jr., to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

                  Witness my hand and official seal this 11th day of May, 1998.

                                            /s/ MARY JANET EDWARDS
                                            -------------------------------
                                            Notary Public

                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

                  WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1933, as amended, and the Rules and Regulations thereunder, a Registration Statement on Form S-1 for Convergys Corporation; and

                  WHEREAS, the undersigned is a director of the Company;

                  NOW, THEREFORE, the undersigned hereby constitutes and appoints Charles S. Mechem, Jr., James F. Orr and William D. Baskett III, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such report on Form S-1, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 11th day of May, 1998.


                                            /s/ JAMES F. ORR
                                            --------------------------------
                                            James F. Orr
                                            Director




STATE OF OHIO              )
                           ) SS:
COUNTY OF HAMILTON         )

                  On the 11th day of May, 1998, personally appeared before me James F. Orr, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

                  Witness my hand and official seal this 11th day of May, 1998.


                                            /s/ MARY JANET EDWARDS
                                            -------------------------------
                                            Notary Public

                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

                  WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1933, as amended, and the Rules and Regulations thereunder, a Registration Statement on Form S-1 for Convergys Corporation; and

                  WHEREAS, the undersigned is a director of the Company;

                  NOW, THEREFORE, the undersigned hereby constitutes and appoints Charles S. Mechem, Jr., James F. Orr and William D. Baskett III, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such report on Form S-1, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 11th day of May, 1998.


                                            /s/ BRIAN H. ROWE
                                            --------------------------------
                                            Brian H. Rowe
                                            Director




STATE OF OHIO              )
                           ) SS:
COUNTY OF HAMILTON         )

                  On the 11th day of May, 1998, personally appeared before me Brian H. Rowe, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

                  Witness my hand and official seal this 11th day of May, 1998.


                                            /S/ MARY JANET EDWARDS
                                            -------------------------------
                                            Notary Public